November 2024 A Bio-Aesthetics Revolution

Certain statements in this Presentation regarding Carmell Corporation (the “Company”) may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), and such statements are intended to qualify for the protection of the safe harbor provided by the Act. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance, including, for example, statements concerning the following: the launch and commercialization of the Company's products; the Company's ability to raise financing in the future; the Company's success in retaining or recruiting key members of its management; the benefits of and the Company's expectations related to the recent dispositions, acquisitions and financings; market acceptance of the Company's products; regulatory developments related to the aesthetics industry; the Company's ability to compete in the aesthetics industry; the Company's need to grow the size of its organization in the future and the management of such growth; outcomes related to legal proceedings; the Company's expected cash runway; as well as all other statements other than statements of historical fact in this Presentation. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, factors associated with companies, such as the Company, that are engaged in the aesthetics industry, including competition in the aesthetics industry; effectiveness of sales and marketing efforts and product acceptance by consumers; the Company's ability to raise sufficient funds to carry out its proposed business plan; failure to manage the Company's future growth effectively; the Company's ability to protect its intellectual property and to develop, maintain and enhance a strong brand; the Company’s inability to recruit or retain a sufficient number of customers or employees; changes to federal and state cosmetics laws and regulations; overall business and economic conditions affecting the aesthetics industry, including the Company’s failure to develop new technology and products, if approved; security breaches, loss of data or other disruptions; and risks discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 1, 2024 as amended by the Annual Report on Form 10-K/A filed with the SEC on April 29, 2024, and other factors discussed from time to time in the Company’s other filings with the SEC, including the Company’s Quarterly Reports on Form 10-K, Current Reports on Form 8-K, and other documents filed with the SEC. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Except as required by law, the Company does not undertake any duty to update these forward-looking statements. This Presentation has been prepared by the Company and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although the Company believes these third-party sources are reliable as of their respective dates, the Company has not independently verified the accuracy or completeness of this information. This Presentation also does not constitute an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. This Presentation also may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but we will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. FORWARD LOOKING STATEMENT OTHER IMPORTANT DISCLOSURES

Rajiv Shukla Executive Chairman 20+ year track record acquiring and investing in health focused science ~$68 billion in M&A ~45 control/growth investments Portfolio Manager/Managing Director, Morgan Stanley Inv Mgmt Private Equity Director, Citi Venture Capital International M&A lead, Pfizer Global R&D 4-time public company CEO Raised over $650 million in Nasdaq financings 14 Board Directorships Extensive investment track record in US, Europe, China, India, Brazil Masters, Harvard University Kendra Bracken-Ferguson Chief Executive Officer 20+ year beauty and CPG track record Launched or accelerated 200+ beauty brands ~$100 million in revenue 4 Advisory Boards Built 3 and exited 2 companies Sold to United Talent Agency (#1) and Creative Artists Agency (#4 biggest talent management agency worldwide) Largest growth advisory platform designed for beauty and wellness founders Founded and ran Beauty-focused Venture Capital Fund MBA, DeVry University Bryan Cassaday Chief Financial Officer 30+ years of finance leadership experience Began career at Ernst & Young in audit Extensive experience in managing accounting, financial reporting, SOX, FP&A, HR and IT Proven track record of transforming financial functions to drive cost savings, enhance performance, and improve cash flow CPA & CGMA. Bachelors, Drexel University CARMELL LEADERSHIP

Carmell SecretomeTM is among the biggest scientific advancements in the skincare industry over decades – pioneering science originally developed at Carnegie Mellon University Significant operational progress over last 6 months MedSpa ProSynergy collection launched Continued capital deployment to build commercial momentum 1 2 3 EXECUTIVE SUMMARY 4

OPERATIONAL PROGRESS Developed product pipeline: 12 skincare products. Pioneering bio-aesthetic science. Reduced operational expenses and overhead by 57% (Aug ‘23 to Oct ‘24) Conducted clinical testing: by Dr. Leonard Miller, adjunct faculty at Harvard Medical School Completed safety testing: in-house plus independent 3rd party laboratory Built E-commerce store: fully integrated with payment, logistics and financial reporting Launched fulfilment backend: ship customer orders with 1 business day Secured top-tier Scientific Advisory Board (“SAB”) Added to Russell 2000 index in June 2024 Launched MedSpa ProSynergy sales campaign Recruited Industry veteran to lead commercialization and platform build-out

SCIENCE-BACKED BEAUTY ASCENDANT

Carmell SecretomeTM Has Attracted Strong Support From Key Opinion Leaders “It’s going to blow the aesthetic world open” Miami plastic surgeon Dr. Adam Rubinstein “The Carmell Secretome represents the most significant scientific advancement since SkinMedica’s Tissue Nutrient Solution.” Former Worldwide Head of Advanced Research at L’Oreal Dr. Gilles Spenlehauer “I have seen significant reductions in redness and irritation following microneedling procedures, both traditional and radiofrequency. Patients experienced less downtime and faster recovery.” Houston plastic surgeon Dr. Camille Cash “We observed significant reductions in brown and red spots, as well as a marked decrease in inflammation, which correlates directly with aging. By targeting the invisible drivers of skin aging, we can slow or even reverse the appearance of aging skin.” Boston plastic surgeon Dr. Leonard Miller Quotes from NewBeauty published articles

CARMELL’S 3 PILLARS OF TECHNOLOGY DIFFERENTIATION Carmell SecretomeTM Carmell Complete Care No Foul14TM Built by Biology proteins and bio-lipids instead of synthetic ingredients made in a chemistry lab Replenish rather than replace natural ingredients A “balanced diet for skin” composed of proteins, bio-lipids, vitamins, botanicals and minerals Just as Nature intended Our novel Micellar Micro-Emulsion enables us to: Avoid using 14 classes of chemical excipients Improve permeability and absorption

“We may be stressing our skin by chronic exposure to chemical skincare which feels good temporarily but accumulates damage over time. Carmell’s “just as Nature intended” philosophy relies on billions of years of evolutionary design that has created proteins uniquely suited to human biology. By using human bio-actives instead of chemicals, Carmell replenishes rather than replaces key components in the skin, supporting natural regenerative pathways for excellent anti-aging results.” Dr. Jason Bloom Philadelphia Double board-certified facial plastic surgeon and adjunct faculty at the University of Pennsylvania OUR 3 PILLARS OF DIFFERENTIATION: CARMELL SECRETOMETM - BUILT BY BIOLOGY

Most skincare products target only a single pathway with a “hero” ingredient, which doesn’t align with how biology actually works. The ‘Complete Care’ approach addresses multiple skin concerns - texture, pigmentation and inflammaging - using a cocktail of complementary ingredients designed to drive a holistic regenerative response, just as Nature intended. Dr. Leif Rogers Beverly Hills Board-certified plastic surgeon and Medical Director of Revive Med Spa OUR 3 PILLARS OF DIFFERENTIATION: CARMELL COMPLETE CARE

Sulfates Silicones Silicates Phthalates PFAS Petrolatum Parabens Parfums Formaldehydes Food Allergens Ethanolamines Drying Alcohols Coal Tar Dyes Benzene We developed novel Micellar Micro-Emulsion to enable: Deeper penetration and better absorption Avoid the Foul14TM OUR 3 PILLARS OF DIFFERENTIATION: NEW FRONTIER IN CLEAN COSMETICS Micrograph of Carmell SecretomeTM Regenerative Elixir

VISIBLY IMPROVED SKIN IN JUST 6 WEEKS Source: Dr. Leonard Miller Canfield photography Brown spots: melanin Red spots: vascularity

OUR PRODUCT PIPELINE IS DEEPER THAN MOST PLAYERS AT A COMPARABLE STAGE


CARMELL
secretome™
ReInforce ProSynergy Crème

MedSpa ProSynergy Line
ReInforce ProSynergy *amplify treatment outcomes*
ReTone ProSynergy *improve skin tone*
ReTone HP ProSynergy *high potency skin tone*
ReTexture ProSynergy *improve skin texture*
Rapid Recovery Crème *support scar recovery*

Retail Product Line
Regenerative Elixir *anti-aging crème*
Brightening Glow *skin brightening crème*
Hydrating Dew *intensive hydration crème*
Body Velvet *anti-stretch marks*
Gentle Care *child safe, ultra gentle*
Iconic Rise & Shine *undereye crème, AM use*
Iconic Rest & Recover *undereye crème, PM use*


CARMELL
secretome™
Regenerative Elixir

Launched

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OUR STRATEGY IS TO BUILD INITIAL TRACTION IN MEDSPA SEGMENT Medical professionals appreciate science-based skincare products over Marketing Hype Patients rely on the expertise of medical professionals to help them with new products, particularly with revolutionary new technologies Precedented pathway for science-based product introductions e.g. Allergan, Galderma, L’Oreal dermatologic brands (Skinceuticals, La Roche Posay, etc.) “In my own case, I found that it reduced the appearance of a brown spot that had been resistant to both topical treatments as well as laser. When I compared a scan of my face after Carmell treatment with another from 10 years ago, my skin is in better condition despite a decade of exposure to Miami sunshine. Also, I saw improvements in test subjects with both light and dark skin tones as well as great results in patients with breakouts and inflamed skin.” Dr. Adam Rubinstein, Plastic Surgeon & former Chief of Plastic Surgery and Chief of the Department of Surgery at Jackson North Medical Center, Miami

MEDSPA MARKET ANALYSIS MedSpa Market Overview, Ambwealth, Feb 2024 CIRO, Jan 2024 American Med Spa Association report, 2023 18.7% CAGR1 US Footprint2,3: ~20,000 doctors at 10,488 medical spas Plus, 27,528 spas – that don’t provide plastic surgery or dermatology services MedSpa Ownership: 67% owned by non-MDs 97% are privately owned, 68% by a single owner MedSpa Staffing: Single location facility: 8 employees Primary facility in chain: 12 employees 11.5% 10.0% 8.8% 7.6% Global Market $ billions

MEDSPA CUSTOMER ANALYSIS[1]

Gender


Male
11%
Female
89%

Age Groups


18-34
22%
55+
54%
35-54
24%

Procedures


Skin Resurfacing
23%
Botox*
61%
Fillers
10%
Body Contouring
6%

* Neuromodulators are aimed at reducing wrinkles and frown lines (skin texture)

- 92% of MedSpas offer skincare products.
- $130k average annual revenue from skincare products.
- 18% of annual revenue from skincare products. Profit share is even higher.

Skincare products at MedSpas are:

- *For patients*: critical adjuncts to treatment outcomes
- *For business owners*: significant profit drivers

1. American Med Spa Association report, 2023

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COMPELLING BUSINESS LOGIC FOR MEDSPA BUSINESSES

- ProSynergy = Synergy with Professional treatments
  - Radiofrequency Microneedling
  - Laser Resurfacing
  - Micro-coring
  - Chemical Peels

Skin Resurfacing:
2nd Most Common Procedure in MedSpas

- Skincare products improve treatment outcomes without requiring:
  - Equipment capex
  - Personnel costs
  - Consumables costs

- MedSpa markup on skincare on average = 100%

MedSpa markup for Carmell Secretome™ ProSynergy products = 150%

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CURRENT MEDSPA SALES FOOTPRINT Florida California Texas Massachusetts Pennsylvania North Carolina Oregon Tennessee

SALES STRATEGY: EXPANDED PENETRATION

Under 20,000 professionals catering to 330+ million population:
- 7,728 plastic surgeons[1]
- 11,072 dermatologists[2]

B2B Sales Force

- Continue to penetrate MedSpa market
  - Carmell SAB comprised of internationally renowned plastic surgeons and dermatologists
- Launched dedicated doctor campaign
- Launched in-office and virtual trainings with office teams
- Recruit full-time and part-time sales staff
  - 4 full-time employees (Miami, LA, NY, Chicago)
  - 3-4 part-time employees

1. The American Board of Plastic Surgery, Inc., May 2024
2. Dermatology Market Overview, Stifel Investment Banking, February 2023

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BRAND BUILDING 3-PRONG APPROACH

Customer Engagement

- Seeding: Early adopter and skincare enthusiasts seeding to secure customer testimonials e.g. NewBeauty
- Events: Hosted Retail and Key Opinion Leader events to showcase products and provide consumer testing

Media + Digital Marketing

- Social Media: Grew Instagram community by ~10x in last 3 months
- Public Relations: 15 articles, 4.8M reach, $670K Ad value
- Tested paid media, email marketing and Search Engine Optimization strategies

Medical Credibility

- Joint PR with SAB doctors
- In-office MedSpa events
- Presentations at Scientific Conferences
- Continued scientific studies to demonstrate product effectiveness

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CUSTOMER ENGAGEMENT: NFL WAGs September 5, 2024, Launched first partnership with Ladies Playbook, leading organization for NFL wives and girlfriends 4 dedicated events: Seattle, Minnesota, NY, Miami 60+ influential WAGS 20+ testimonials

CUSTOMER ENGAGEMENT: SALON EVENT October 8, 2024, Pop-up experience at Blushington Beauty Lounge Launched Regenerative Elixir Pre-Makeup Service with Sir John, one of the most sought-after celebrity makeup artists in the world to Beyonce, Margot Robbie, Priyanka Chopra and more. 50+ attendees for dedicated event in Upper West Side NY. Targeted editors from top beauty publications, influential executives, industry veterans, top clients.

MEDIA MARKETING: PR TRACTION 15 articles 4.8 million reach $672K Total Advertising Value ~19x $36k spend

STRONG INITIAL CUSTOMER RESPONSE 9 out of 10 customers (95%) read product reviews before purchasing something 58% of these shoppers say they are willing to pay more for products with good reviews1  SLT Consulting, Hero Products in the Beauty Industry Feb 2024 Reviews on Carmell website over the last 60 days